                                                                 EXHIBIT 10.2(b)

                    FIRST AMENDMENT TO INNOTRAC CORPORATION

                     STOCK OPTION AND INCENTIVE AWARD PLAN


     THIS FIRST AMENDMENT TO INNOTRAC CORPORATION STOCK OPTION AND INCENTIVE AWARD PLAN (the "FIRST AMENDMENT") is made as of the 24th day of November, 1997.

     WHEREAS, the sole shareholder and sole member of the Board of Directors (the "BOARD") of the Innotrac Corporation (the "CORPORATION") adopted that certain Innotrac Corporation Stock Option and Incentive Award Plan on November 24, 1997 (the "PLAN"); and

     WHEREAS, the sole member of the Board amended Article 13.3 of the Plan pursuant to Article 14.1 thereof, by Written Consent of the Board dated November 24, 1997;

     NOW THEREFORE, the Plan is hereby amended by deleting the first sentence or
Article 13.3 in its entirety.

     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first above written.

                                           INNOTRAC CORPORATION

                                           By: /s/ Scott Dorfman
                                              -------------------------
                                              SCOTT DORFMAN
                                              PRESIDENT

ATTEST:

By: /s/ David Ellin
   -------------------------
    DAVID ELLIN
    SENIOR VICE PRESIDENT